Exhibit 99.2
Local.com Analyst Day Presentation October 2009

Forward Looking Statements Forward-Looking Statements: All statements other than statements of historical fact included in this document regarding our anticipated financial position, business strategy and plans and objectives of our management for future operations, are forward-looking statements. When used in this document, words such as ‘anticipate,’ ‘believe,’ ‘estimate,’ ‘plans,’ ‘expect,’ ‘intend,’ ‘projects,’ and similar expressions and phrases, as they relate to Local.com or our management, identify forward-looking statements. Any forward-looking statements are based on the beliefs of our management as well as assumptions made by and information currently available to our management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including, but not limited to, our ability to monetize the Local.com domain, incorporate our local-search technologies, market the Local.com domain as a destination for consumers seeking local-search results, grow our business by enhancing our local-search services, successfully expand and implement our direct subscription advertising sales efforts, increase the number of businesses that purchase our subscription advertising products, expand our Advertiser and Distribution Networks, integrate and effectively utilize our acquisitions’ technologies, develop our products and sales, marketing, finance and administrative functions and successfully integrate our expanded infrastructure, as well as our dependence on major advertisers, competitive factors and pricing pressures, changes in legal and regulatory requirements, and general economic conditions. Any forward-looking statements reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by this paragraph. Our Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss the foregoing risks as well as other important risk factors that could contribute to such differences or otherwise affect our business, results of operations and financial condition. The forward-looking statements in this release speak only as of the date they are made. We undertake no obligation to revise or update publicly any forward-looking statement for any reason.

Non-GAAP Financial Measures This document includes the non-GAAP financial measure of “Adjusted Net Income/Loss” which we define as net income/loss excluding: provision for income taxes; interest and other income (expense), net; depreciation; amortization; stock based compensation charges and non-recurring items. Adjusted Net Income/Loss, as defined above, is not a measurement under GAAP. Adjusted Net Income/Loss is reconciled to net loss and loss per share, which we believe are the most comparable GAAP measures, in the company’s Form 8-K filed with the Securities and Exchange Commission on October 6, 2009. Management believes that Adjusted Net Income/Loss provides useful information to investors about the company’s performance because it eliminates the effects of period-to-period changes in income from interest on the company’s cash and marketable securities, expense from the company’s financing transactions and the costs associated with income tax expense, capital investments, stock-based compensation expense and non-recurring charges which are not directly attributable to the underlying performance of the company’s business operations. Management uses Adjusted Net Income/Loss in evaluating the overall performance of the company’s business operations. A limitation of non-GAAP Adjusted Net Income/Loss is that it excludes items that often have a material effect on the company’s net income and earnings per common share calculated in accordance with GAAP. Therefore, management compensates for this limitation by using Adjusted Net Income/Loss in conjunction with GAAP net loss and loss per share measures. The company believes that Adjusted Net Income/Loss provides investors with an additional tool for evaluating the company’s core performance, which management uses in its own evaluation of overall performance, and as a base-line for assessing the future earnings potential of the company. While the GAAP results are more complete, the company prefers to allow investors to have this supplemental metric since, with reconciliation to GAAP (as noted above), it may provide greater insight into the company’s financial results. The non-GAAP measures should be viewed as a supplement to, and not as a substitute for, or superior to, GAAP net income or earnings per share.

Local.com

Who We Are



ocregister
washingtonpost.com
Local.com
What?
Where?
Los Angeles, CA
59.3 °F
Location: Los Angeles, CA
Local Restaurants
Local Reviews
Local Traffic
Los Angeles
Local Coupons
Local Favorites
Can your customers find you?
Get found TODAY!

- NASDAQ: Local.com
  - IPO Q3 2004
- Website launched Q3 '05
- Today, >$50MM business
  - Flagship www.local.com local search engine, plus business directories on 700+ regional sites
  - Patented local search technologies
  - ~37% YOY revenue growth with adjusted earn.
- Large market share
  - Growing organic traffic across site and network
  - >20MM unique visitors per month
  - Top 10 in search with growing share
- Advertising revenue model
  - >20,000 small business customers
  - Ad partners include Yahoo!, Superpages.com, Yellowpages.com and many more
- ~85 employees in S. California

1

Why Local Search? Forecast Effect of Credit Crisis on Paid Search Ad Sales, 2004-09 ($mil) Consumer search is ‘LOCAL’ • About 80% of our income is spent within about 25 miles of our homes • 38% of all searches today are commercial[1] • 24% of all searches today are local AND commercial Local searchers CONVERT into buyers • Search advertising WORKS • Only 1MM advertisers in paid search today • 10MM+ US, 25MM int’l bus. NOT in paid search[2] • Adoption of search advertising Source: Borrell Associates, June 2009 by local businesses will drive rapid revenue growth The future of search advertising is LOCAL 1 Jupiter Research, Paid Search Through 2009 2 The Kelsey Group

A Massive Change is Well Underway “Over the next five years... 39% ($ 5.1 billion) of the ad spending on printyellow pages WILL VANISH as small businesses shift marketing budgets online.” “Say Goodbye to Yellow Pages” A Borrell Associates report published July 2008

Top 10 in Search August 2009 Ranked by Searches (U.S.) Searches M-O-M % Share of Provider (000) Growth Searches Total 10,812,734 2.9% 100.0% Google Search 6,986,580 2.6% 64.6% Yahoo! Search 1,726,060 -4.2% 16.0% MSN/Windows Live/Bing Search 1,156,415 22.1% 10.7% AOL Search 333,231 1.8% 3.1% Ask.com Search 186,270 2.9% 1.7% My Web Search 128,432 0.5% 1.2% Comcast Search 50,328 -21.6% 0.5% Yellow Pages Search 37,923 2.7% 0.4% NexTag Search 31,830 0.4% 0.3% Local.com Search 16,314 2.9% 0.2% Source: Nielsen MegaView Search. September 14, 2009

Local.com

Rapidly Growing Market Share

2008 Online Revenue Growth Rates for Local Media Companies

Company	Growth	Company	Growth
Yodle.com* ^	700.0%	McClatchy Corp.	10.6%
Yellow Book/Yellowbook.com	112.9%	Journal Communications (Newspapers) ^	9.7%
Nexstar Broadcasting ^	100.0%	New York Times Co.	8.7%
Local.com*	98.4%	The Knot/Weddings.com*	8.5%
LIN TV ^	61.0%	Marchex*	8.2%
Meredith Broadcasting ^	45.0%	Media General Interactive	7.7%
Yellow Pages Group (Canada)	44.6%	Washington Post (newspapers)	7.4%
Craigslist.com*	43.6%	R.H. Donnelley +	5.3%
Torstar (Canada)	36.0%	Idearc Yellow Pages +	5.3%
AT&T Yellow Pages +	34.1%	Interactive Corp. (CitySearch, Ask.com, Evite)* +	2.7%
LookSmart*	27.5%	Hearst Argyle (Television) ^	0.0%
Gray Television ^	24.8%	Lee Enterprises	-1.7%
Belo Corp. (Television) ^	23.0%	LiveDeal* ^	-3.8%
Autotrader.com * +	20.8%	Scripps (Newspapers)	-8.3%
CanWest (Canada, Newspapers)	20.0%	Tribune (Newspapers)	-9.1%
Gannett (Television) ^	13.0%	Monster.com * +	-9.8%
The Real Estate Book ^	11.1%	A.H. Belo (Newspapers)	-12.0%
Gannett (Newspapers) +	10.6%	Autobytel.com*	-15.7%
Legacy Media Co. Average Growth	*19.2%*	*Pureplay Co. Average Growth*	*1.9%*

** Pure-play Internet companies; + = companies with $300m or more in online advertising; ^ = companies with less than $50m*

Sources: SEC Documents, company statements, and Borrell Associates estimates. April 2009

5

Revenue is from Advertisers Drive organic and to our site and and monetize with SEM search traffic network relevant ads

Local: The Crown Jewel of Search National and Local Keyword Top Bids on Yahoo! Local consumers are the most desirable searchers • They have an explicit need – here and now So, local consumers convert into buying customers more often • 89% of in-store purchasers in key categories have conducted online research[1] • 82% of people visiting local search sites follow-up with offline action (store visit/call)[1] Ad dollars are following consumers More businesses are buying more local search terms and paying more per click than ever before Local.com has generally trended towards higher revenue per click over time 1. TMP/Yahoo-comScore study – 2007 Search Term Bids Paid DUI Attorney $2.86 1,400% San Diego DUI Attorney $37.19 Flowers $1.51 260% Flowers San Francisco $4.01 Dentist $1.15 700% Dentist Los Angeles $8.51 Storage $1.27 609% Storage Denver $9.00 Divorce $1.68 430% Divorce Orange County $7.27 Plastic Surgery $2.27 860% Plastic Surgery Los Angeles $19.60 Wedding Photographer $0.75 500% Orlando Wedding Photographer $3.66 Movers $3.63 44 0% Movers New York $15.89 Yahoo! Search Marketing Top Bids

Search Traffic Monetization Growth Monetization of Traffic RKV — Revenue per ‘000 Visitors RKV influenced by page optimization, increased click values, more favorable revenue share, direct advertisers, more targeted SEM/SEO Q2 2009 RKV at record level; expect continued future growth

Value Creator #1: [Organic] Traffic Fiction: Local.com’s traffic is all SEM and we’re just an arbitrage play FACT: Our organic traffic has grown from only a few million MUVs/Q to nearly 30 millions MUVs/Q, and organic traffic represents the MAJORITY of our traffic growth since Q3 ’07! Site & Network Q209 Organic search traffic up >57% yr/yr to 29 million MUVs or 45% of Total traffic

Value Creator #1: [Repeat] Traffic Fiction: Local.com has low repeat traffic FACT: 2.5MM MUVs in September visited Local.com in the prior month, up from 1.2MM in March 2009 Repeat MUVs 2009

Value Creator #2: Technology Patents issued in local and mobile search Patents pending in local and mobile search Companies licensing our technologies

Value Creator #3: Advertisers We sell our ‘Local Promote’ ad to small businesses Via outbound telesales ~$50 per month subscription Billed via phone bill and credit card Also experimenting with other small business products 50% of our subscribers don’t have web sites, so we also provide web hosting services via 3rd parties Presently >20k subscribers Originally targeting 50k by EOY, although will likely fall short of this #

Strategy Discipline Through 2010 Grow Organic Traffic on Local.com Enhanced content around ‘Neighborhood Knowledge’ concept A local data slice... News, Events/Activities, Beauty, Shopping, Education, Business Services, Auto etc Improved user experience – less ads on new NK areas of the site Site membership to build user profiles & enhanced ad-targeting Social tools to share information Improved content management for fresher, more complete data Increase Business Subscribers Subscriber acquisitions from 3rd parties ~18 month payback; immediately accretive Channel sales development with wholesale pricing for bulk sales Grow Organic Traffic on Network Create new content packages to expand ‘same store’ traffic Repurpose existing data – e.g. ‘Best of’ License new data for syndication Expand network size with new network products Increase monetization (‘same store sales’) Growth is expected to be complemented by acquisitions in each of these areas

Local.com

Focused on Execution



Heath Clarke
Chairman & CEO



Bruce Crair
Pres. & COO



Brenda Agius
CFO



Michael Plonski
CTO



Peter Hutto
SVP, BD & Sales

---

20 yrs exp
10 yrs as CEO
Chairman LOCM

- VP eCommerce LanguageForce
- CEO/Founder AFP (Australia)

20+ yrs exp
4 yrs as Pres/COO
of LOCM

- Co-founder/COO ZeroDegrees
- President Cox/Sprint PCS
- President/COO eVoice

15+ yrs exp
Joined as CFO
Feb'09

- CFO, MIVA, Neighborhood America, SlingPage
- CPA; Big 4 Exp.
- 15 yr Internet & Finance Veteran

15+ yrs exp
Joined as CTO
July '09

- SVP/CIO & COO, Digital Martha Stewart Living Omnimedia
- VP, Tribune Information Systems
- VP/CTO, Tribune Interactive

20+ yrs exp
4 yrs as VP/SVP
of LOCM

- Founder/VP BD/Marketing ZeroDegrees
- Managing Dir. Lante Group
- Managing Dir. EDS eSolutions

14

P&L Trend and Forward-looking Guidance Actual Actual Actual Estimate Description Q4- 08 Q1- 09 Q2- 09 Q3- 09 Revenue $ 9,573 $ 11,064 $ 13,726 $14,800 $ — 15,100 Operating expenses: Search serving 1,186 1,109 1,011 Sales and marketing 8,233 9,250 9,153 General and administrative 1,427 2,352 2,437 Research and development 713 856 735 Amortization of intangibles 200 355 724 Total operating expenses 11,759 13,922 14,060 Operating income (loss) (2,186) (2,858) (334) Interest and other income (expense) 21 3 1 Income (loss) before income taxes (2,165) (2,855) (333) Provision for income taxes — 1 Net income (loss) $ (2,165) $ (2,856) $ (333) $(200) $ — (100) Adjusted Net income (loss) $ (1,251) $ (1,189) $ 943 $1,300 $ — 1,400 Weighted average shares 14,446 14,433 14,666 14,800 Net income (loss) per share $ (0.15) $ (0.20) $ (0.02) $(0.01) Adjusted Net income (loss) per share $ (0.09) $ (0.08) $ 0.06 $0.09 Adjusted Net Income (Loss) = Net Income (loss) before Interest, Taxes, Depreciation, Amortization, Stock-based compensation and Non-recurring Items

Revenues & Adjusted EPS (with Q3 2009 Guidance) Mid- range of Guidance Adjusted Net Income (Loss) = Net Income (loss) before Interest, Taxes, Depreciation, Amortization, Stock-based compensation and Non-recurring Items

Revenue by Product Line Revenue by Product Line Q1- 09 Q2- 09 Q3- 09E Local.com $ 8.2M $ 9.1M $ 9.8M Network 1.6M 2.3M 3.2M Acquired subscription 0.7M 1.4M 1.2M Other subscription 0.6M 0.9M 0.8M Total revenue $ 11.1M $ 13.7M $ 15.0M Total revenue sequential growth 16% 23% 9% “Same Store” revenue (excluding acquired) $ 10.4M $ 12.3M $ 13.8M Same Store sequential growth 8% 18% 12%

Operating Expenses as a Percent of Revenue Percent of Revenue Description Q1 — 09 Q2 — 09 Q3 - 09E Q4 — 09E 2009E 2008 Revenue 100% 100% 100% 100% 100% 100% Operating expenses: Search serving 10% 7% 9% 11% 9% 14% Sales and marketing 84% 67% 68% 67% 71% 84% General and administrative 21% 18% 14% 12% 16% 14% Research and development 8% 5% 5% 6% 6% 8% Amortization of intangibles 3% 5% 5% 5% 5% 3% Total operating expenses 126% 102% 101% 101% 106% 123%

Financial Performance Versus Guidance Local.com Actual Reported Q1 2009 Guidance 2/19/2009 Performance 5/6/2009 Revenue $10,600,000 — $10,800,000 $11,100,000 Adjusted Net Income ($1,600,000) ($1,200,000) Adjusted EPS ($0.11) ($0.08) Local.com Actual Reported Q2 2009 Guidance 5/6/2009 Performance 7/30/2009 Revenue $12,500,000 — $13,200,000 $13,700,000 Adjusted Net Income $100,000 - $400,000 $900,000 Adjusted EPS $0.01 — $0.03 $0.06 Local.com Expected Q3 2009 Guidance 7/30/2009 Results 10/5/2009 Revenue $14,100,000 — $14,600,000 $14,800,000 — $15,100,000 Adjusted Net Income $1.000,000 — $1,300,000 $1,300,000 — $1,400,000 Adjusted EPS $0.07 — $0.09 $0.09 Adjusted Net Income (Loss) = Net Income (loss) before Interest, Taxes, Depreciation, Amortization, Stock-based compensation and Non-recurring Items

Q2 Balance Sheet & Capitalization Key Balance Sheet Items Capitalization (in thousands) (in thousands) June 30, June 30, 2009 2009 Cash $6,726 Common 14,329 Accounts Receivable 7,619 Options [1] 3,681 Total Assets 34,588 Warrants [1] 3,340 Total Liabilities 9,692 Fully Diluted 21,350 Shareholders Equity $24,896 1. Options and warrants represent approximately $41MM in cash Additional Data: i. In June 2009 the Company closed on a $10 million credit facility with Square 1 Bank. No amounts have been advanced under the line of credit. ii. 35,000,000 additional authorized common shares approved at AGM — total authorized shares 65,000,000 common and 10,000,000 preferred iii. 8,000,000 share registered shelf – available for future capital needs iv. 131,000 shares repurchased at an average price of $2.53

Key Investment Considerations Attractive Position Rapidly growing company in a rapidly growing market in Growing Market Direct beneficiary of secular trends in small biz ad spend from offline to local online Largest local search network in the US [1] with >20 MUVs Strong Operating Model Adjusted earnings Growing organic traffic improves operating leverage Attractive Financial ~$7 mil cash 6/30/09 and >$90mil in NOL Characteristics >20k small business customers with highly recurring revenues Seasoned industry executives focused on execution Seasoned Executives Strong BOD with >100 yrs of Wall Street, M&A, Private Equity experience & Board as well as CEO experience for numerous public tech companies Board focus on corporate governance and shareholder value 21 1. The Kelsey Group 2009

Local search for business, products & services Thank You Heath Clarke – CEO hclarke@local.com 949 784 0800 http://corporate.local.com